Exhibit 99.1

Execution Version

SUPPORT AGREEMENT

This Support Agreement, dated as of January 10, 2025 (this “Agreement”), is made and entered into by and between Clearwater Analytics Holdings, Inc., a Delaware corporation (“Parent”), and [•] (“Stockholder”, and together with Parent, the “Parties”).

RECITALS

WHEREAS, as of the date hereof, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of (a) [•] shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) of Enfusion, Inc., a Delaware corporation (the “Company”), (b) [•] shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, together with the Class A Common Stock, the “Common Stock”) of the Company and (c) [•] Common Units of Enfusion Ltd. LLC, a Delaware limited liability company (the “Operating Company”) (all such shares and units beneficially owned by Stockholder, collectively, the “Subject Shares”)1;

WHEREAS, concurrently with the execution hereof, Parent, Poseidon Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Poseidon Acquirer, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Parent (“Acquirer”), Poseidon Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub II”), the Company and Enfusion Ltd. LLC, a Delaware limited liability company (the “Operating Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, excluding any Prohibited Amendment (as defined below), the “Merger Agreement”), which provides for, among other things, at the Effective Time, the merger of Merger Sub with and into the Company (the “Merger”), at the LLC Merger Effective Time, the merger of Merger Sub II with and into the Operating Company (the “LLC Merger”), and, subject to the satisfaction of each of the Second Merger Conditions as of the Closing Date but before the Effective Time, the merger of the Surviving Corporation with and into Acquirer (the “Second Merger”, and together with the Merger, the “Corporate Mergers”, and the Corporate Mergers together with the LLC Merger, the “Mergers”), in each case, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent, Acquirer, Merger Sub and Merger Sub II have required that Stockholder, and as an inducement and in consideration therefor, Stockholder (in Stockholder’s capacity as the beneficial owner of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1 Note to Draft: Agreement modified for each Stockholder based on the Subject Shares held by the Stockholder.

ARTICLE I.
AGREEMENT

1.1              Agreement. Upon the terms and subject to the conditions of this Agreement, Stockholder hereby undertakes and agrees that, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, Stockholder shall, at any annual, special or other meeting of the Company’s stockholders or the Operating Company’s equity holders called, and at every adjournment or postponement, and in connection with any action proposed to be taken by written consent of the stockholders of the Company or the equity holders of the Operating Company thereof, (A) affirmatively vote (including via proxy), or deliver via a written consent, all of the Subject Shares and any other Company Common Stock and Common Units owned by Stockholder, in favor of, and shall not withdraw or modify any such vote with respect to, approving and adopting the Merger Agreement and the transactions contemplated thereby, and/or (B) except as otherwise permitted herein, vote against (including via proxy), and shall not deliver any written consent with respect to, (x) any action or agreement which would reasonably be expected to (I) impede, materially delay or adversely affect the consummation of the Mergers or result in any of the conditions to the Company’s obligations to consummate the Mergers set forth in Article 7 of the Merger Agreement not being fulfilled on or before the End Date, (II) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement or (III) change in any manner the voting rights of any class of shares of the Company or the Operating Company (including any amendments to the Company’s certificate of incorporation or bylaws or the Operating Company’s operating agreement), and (y) any Acquisition Proposal. Stockholder agrees to be, or shall cause the record holder on any applicable record date to be, present, in person or by proxy, at every meeting of the Company’s stockholders or the Operating Company’s equityholders, including any postponement or adjournment thereof, or in any other circumstance, however called, to vote on the matters contemplated by this Section 1.1 so that all of the Subject Shares will be counted for purposes of determining the presence of a quorum at any such meeting, or otherwise cause the Subject Shares to be counted as present threat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the matters contemplated by this Section 1.1, Stockholder does not have any obligation to vote the Subject Shares in any particular manner and, with respect to such other matters, Stockholder shall be entitled to vote the Subject Shares in its sole discretion.

1.2              Conditional Power of Attorney. To secure Stockholder’s obligations in accordance with Section 1.1 of this Agreement, Stockholder hereby appoints Parent as the Stockholder’s attorney in fact and proxy with full power of substitution and resubstitution, and grants Parent the power to affirmatively vote (including via proxy), and to execute written consents with respect to, all of the Subject Shares in favor of, and not withdraw or modify any such vote with respect to, approving and adopting the Merger Agreement and the transactions contemplated thereby if, and only if, the Stockholder fails to comply with the provisions of Section 1.1. Such appointment will be irrevocable for the term of this Agreement and is coupled with an interest, including for purposes of Section 212 of the DGCL. The appointment will survive the merger or reorganization of the Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement in accordance with Section 5.2. Notwithstanding the foregoing, Parent may terminate this proxy at any time in its sole discretion by written notice provided to the Stockholder.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent that:

2.1              Organization; Authorization; Binding Agreement. To the extent that Stockholder is an entity, Stockholder is duly organized and validly existing under the laws of the jurisdiction of its formation or incorporation and Stockholder has duly authorized its execution, delivery and performance of this Agreement. Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by Stockholder, and constitutes a legal, valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Applicable Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).

2.2              Non-Contravention. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of Stockholder’s obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, (a) conflict with, or result in any violation or breach of, or constitute a default on the part of the Stockholder under, any Applicable Law applicable to Stockholder or Stockholder’s Subject Shares and, to the extent that such Stockholder is an entity, the organizational or governing documents of such Stockholder, (b) conflict with or result in a violation or breach of, or constitute a default on the part of Stockholder under, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Stockholder is a party or by which Stockholder or its assets are bound, or (c) except as may be required by Applicable Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under any Applicable Law, in case of each of clauses (a), (b) and (c), except as would not reasonably be expected to prevent, impair or materially delay Stockholder’s timely performance of its obligations under this Agreement.

2.3              Ownership of Subject Shares. Stockholder is, and (except with respect to any Company Common Stock, other Company Securities or Common Units Transferred in accordance with Section 4.1 hereof) will remain, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares (together with any shares of Company Common Stock, other Company Securities or Common Units which such Stockholder may acquire at any time in the future during the term of this Agreement, the “Stockholder Securities”). Other than the Subject Shares, Stockholder does not hold or have any beneficial ownership interest in any other shares of Company Capital Stock, Common Units or any option, warrant, call, proxy, commitment, right or other Company Securities convertible, exchangeable or exercisable therefor or other instrument, obligation or right the value of which is based on any of the foregoing (each, an “Equity Interest”). The Subject Shares and the certificates, if any, representing the Subject Shares owned by the Stockholder are now, and, subject to Section 4.1, such Subject Shares and any additional Stockholder Securities such Stockholder may acquire in the future during the term of this Agreement will be, held by Stockholder or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, subscriptions, options, warrants, calls, proxies, commitments, restrictions and contracts of any kind, except for any such Liens arising hereunder, any applicable restrictions on transfer under the Securities Act and any Liens that would not impair the Stockholder’s ability to timely perform his/her/its obligations hereunder (collectively, “Permitted Liens”).

2.4              Voting Power. Subject to this Agreement and any agreement of Stockholder or any of its Affiliates made available to Parent prior to execution of this Agreement for any borrowed money, advance or extension of credit or the pledge, hypothecation or other granting of a security interest in any Subject Shares to one or more banks or financial institutions as bona fide collateral or security for any such loan, advance or extension of credit (each such agreement, a “Loan Agreement”), Stockholder has full and sole power and authority to direct the voting of, and full and sole power of disposition with respect to, all of the Subject Shares. Other than any Loan Agreement, none of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares with respect to the Merger Agreement that would adversely affect Stockholder’s ability to comply with this Agreement, except as provided hereunder.

2.5              Proceedings. As of the time of execution of this Agreement, there is no Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or equity before or by any Governmental Authority that would reasonably be expected to prevent, impair or materially delay Stockholder’s timely performance of its obligations under this Agreement.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Stockholder that:

3.1              Organization; Authorization. Parent is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). The consummation of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate action on the part of Parent. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.

3.2              Binding Agreement. Parent has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Applicable Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).

3.3              No Other Representations. Parent hereby acknowledges and agrees that, except for the representations and warranties of Stockholder expressly set in ARTICLE II of this Agreement, none of Stockholder, its Affiliates, any Representative of any of the foregoing or any other Person has made, and neither Parent or any other Person has relied on, any representation or warranty regarding Stockholder, the sufficiency of the representations and warranties set forth herein or any other matter in connection with the entry by Stockholder into this Agreement.

ARTICLE IV.
ADDITIONAL COVENANTS OF STOCKHOLDER

4.1              No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement or any Loan Agreement, from and after the date hereof and until the termination of this Agreement in accordance with Section 5.2, Stockholder shall not, directly or indirectly, (a) create any Lien on any or all of the Stockholder Securities, except for any Permitted Liens, (b) transfer, sell, assign, gift, exchange, tender, hypothecate, hedge, pledge or otherwise dispose of (collectively, “Transfer”) any of the Stockholder Securities, (c) grant or permit the grant of any proxy or power of attorney with respect to any of the Stockholder Securities to the extent inconsistent with such Stockholder’s obligations hereunder, or (d) deposit or permit the deposit of any of the Stockholder Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Stockholder Securities, in each case except as may be necessary or advisable in connection with Stockholder’s performance of its obligations hereunder. Notwithstanding the foregoing, Stockholder may Transfer any of the Stockholder Securities to any Affiliate of Stockholder under common control with Stockholder, only if such transferee of such Stockholder Securities takes and holds such Stockholder Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the termination of this Agreement in accordance with Section 5.2 (a “Permitted Transfer”); provided, that no such Transfer shall relieve Stockholder of any of its obligations under this Agreement. To the fullest extent permitted by law, if any involuntary Transfer of any of the Stockholder Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the termination of this Agreement in accordance with Section 5.2.

4.2              Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

4.3              No Solicitation. From and after the date hereof until this Agreement shall have been validly terminated in accordance with Section 5.2, Stockholder, solely in its capacity as a stockholder of the Company, shall not, and shall not authorize or permit any of its Representatives to and it shall direct its Representatives not to, directly or indirectly (other than with respect to Parent, Acquirer, Merger Sub and Merger Sub II), (A) solicit, assist, initiate, propose, induce the making, submission or announcement of or otherwise knowingly encourage or facilitate any inquiries, proposals or offers that constitute, or that would reasonably be expected to constitute or lead to, an Acquisition Proposal, (B) authorize, engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding any inquiries, proposals or offers that constitute, or that would reasonably be expected to constitute or lead to, an Acquisition Proposal, (C) furnish to any Third Party any information or provide to any Third Party access to the businesses, properties, assets, books, records or personnel of the Company or any of its Subsidiaries, in each case for the purpose of encouraging or facilitating any inquiries, proposals or offers that constitute, or that would reasonably be expected to lead to, an Acquisition Proposal, (D) approve, endorse or recommend an Acquisition Proposal, or publicly propose to accept, approve, endorse or recommend any publicly announced Acquisition Proposal or (E) approve, recommend or enter into, or propose to approve, recommend or enter into, any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, or other similar Contract with respect to an Acquisition Proposal; or (F) propose, resolve, authorize, agree or commit to do any of the foregoing. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company or its Representatives is permitted to take certain actions set forth in Section 6.02 of the Merger Agreement or participate in discussions or negotiations with respect to an Acquisition Proposal, Stockholder may (and may permit its Affiliates and Representatives to) take such actions and participate in discussions and negotiations with any Person making an Acquisition Proposal (or its Representatives) with respect to such Acquisition Proposal solely to the extent permitted by the Special Committee.

4.4              Dissenter’s Rights. Stockholder forever and irrevocably waives and agrees that it/he/she will not exercise any dissenter’s or appraisal rights available to Stockholder with respect to the Merger pursuant to Section 262 of the DGCL or any other Applicable Law.

4.5              Formation of Groups. Unless and until the termination of this Agreement in accordance with Section 5.2, Stockholder agrees that it shall not, and shall cause each of its controlled affiliates not to, become a member of a “group” with respect to any Stockholder Securities (as defined under Section 13(d) of the Exchange Act) for the purpose of opposing or competing with or taking any actions in opposition to or competition with the transactions contemplated by the Merger Agreement.

ARTICLE V.
MISCELLANEOUS

5.1              Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt), (b) when sent by email (provided that no “bounce-back” or similar notice is received by the electronic mail sender within two (2) hours thereafter indicating that such electronic mail was undeliverable or otherwise not delivered) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses and email addresses (or to such other address or email address as a Party may have specified by notice given to the other Party under this provision): (i) if to Parent, in accordance with the provisions of the Merger Agreement and (ii) if to Stockholder, to Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as Stockholder may hereafter specify in writing for the purpose by notice to Parent.

5.2              Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the date of any Prohibited Amendment that is effected without Stockholder’s prior written consent or (d) the written consent of Stockholder and Parent. Upon termination of this Agreement as to any Party, such Party shall not have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this ARTICLE V shall survive any termination of this Agreement. A “Prohibited Amendment” means any one or more amendments or modifications of any provision of the Merger Agreement (as in effect on the date hereof) in a manner that (i) reduces the amount of the Aggregate Consideration Per Share or imposes any material restrictions on or additional material conditions on the payment from and after the Effective Time of the Aggregate Consideration Per Share (excluding, for the avoidance of doubt, as a result of any changes to the total number of Class A Common Stock plus Common Units outstanding immediately prior to the Effective Time), (ii) changes the form of any consideration payable thereunder (excluding, for the avoidance of doubt, as a result of any election by the holders of Eligible Shares), (iii) changes the relative amount of cash and number of shares of Parent Class A Common Stock payable under the Merger Agreement, including any amendment, modification or waiver of any of the definitions set forth or referenced in Section 2.03(a) of the Merger Agreement that would have the effect of, or otherwise result in, a change to the relative amount of cash and number of shares of Parent Class A Common Stock payable upon the consummation of the Merger or (iv) amends or modifies Article II of the Merger Agreement, or Sections 4.15(m), 5.21, 5.22, or 6.16(b) of the Merger Agreement in a manner that would reasonably be expected to prevent (A) the Corporate Mergers, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code, (B) the delivery to Parent on the Closing Date, but before the Effective Time, of the First Closing Tax Opinion or (C) the delivery to the Company on the Closing Date, but before the Effective Time, of the Second Closing Tax Opinion; provided, that any amendments, modifications or waivers of any provision of the Merger Agreement resulting from any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company or any other changes to the capitalization of the Company shall be deemed not to be a Prohibited Amendment.

5.3              Amendments and Waivers. Any provision of this Agreement may be amended or waived only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4              Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the Party incurring such fees or expenses, whether or not the Mergers are consummated.

5.5              Binding Effect; Benefit; Assignment. Except as otherwise expressly provided herein, the Parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Party, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, except as provided in Section 5.16 (which will be to the benefit of the Persons referred to in such Section); provided, that the Company may rely upon this Agreement and enforce the provisions hereof as an intended and express third-party beneficiary. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party; provided that, solely in connection with a Permitted Transfer, the Stockholder may assign this Agreement to any Affiliate of Stockholder under common control with Stockholder to whom Stockholder has made such Permitted Transfer. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the limitations regarding assignment herein, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 5.5 shall be null and void ab initio.

5.6              Governing Law; Venue. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules that would cause the application of law of any jurisdiction other than those of the State of Delaware. The Parties agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought and determined exclusively in the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the state or federal courts in the State of Delaware (the “Delaware Courts”). Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 5.1 or in any other manner permitted by law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6.

5.7              Enforcement of Agreement. The Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such harm. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court to which the Parties have submitted under Section 5.6, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other of such parties has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason.

5.8              Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall be one (1) and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic transmission (including email or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of an original counterpart hereof.

5.9              Entire Agreement. This Agreement, together with the other documents and instruments referred to herein, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties hereto and their Affiliates, or any of them, related to the subject matter hereof.

5.10            Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.11            Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12            Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement; and (f) neither the Company nor any of its Subsidiaries shall be construed to be a Subsidiary or Affiliate of Stockholder.

5.13            Capacity as Stockholder. Notwithstanding anything herein to the contrary, (a) Stockholder signs this Agreement solely in Stockholder’s capacity as a beneficial owner of the Subject Shares, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of Stockholder, any Affiliate thereof or any of their respective Representatives or designees in its capacity, if applicable, as an officer, director, employee or agent of the Company, and (b) nothing herein shall in any way restrict a director, officer, employee or agent of the Company in the taking of any actions (or failure to act) in his or her capacity as such, or in the exercise of his or her fiduciary duties as a director or officer of the Company or otherwise, or prevent or be construed to create any obligation on the part of any director, officer, employee or agent of the Company from taking any action in his or her capacity as such.

5.14            No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Special Committee has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the DGCL, the certificate of incorporation, the bylaws or any similar organizational document of the Company, the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement and the Support Agreements, including the Mergers, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all Parties.

5.15            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or any other Person any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder, and Parent shall not exercise any power or authority to direct Stockholder in the voting of any of the Subject Shares, except as otherwise expressly provided herein. This Agreement shall in no way be deemed to constitute a transfer of any Stockholder Securities.

5.16            Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, or any document, certificate or instrument delivered in connection herewith or otherwise (together, the “Transaction Documents”), each Party acknowledges and agrees, on behalf of itself and its respective Related Persons (as defined below), that all Proceedings that may be based upon, in respect of, arise under, out of, by reason of, be connected with, or relate in any manner to (a) this Agreement or any Transaction Document or the transactions contemplated hereby or thereby, (b) the negotiation, execution or performance of this Agreement or any other Transaction Document (including any representation or warranty made in, in connection with, or as an inducement to, any of the foregoing documents), (c) any breach or violation of this Agreement or any other Transaction Document or (d) the failure of the transactions set forth on this Agreement or any Transaction Document to be consummated, in each case may be made only against (and are those solely of) the Persons that are expressly identified parties to such Transaction Document. In furtherance and not in limitation of the foregoing, each Party acknowledges and agrees, on behalf of itself and its respective Related Persons, that no recourse under this Agreement or any other Transaction Document or in connection with any transactions contemplated hereby or thereby shall be sought or had against any such other Person and no such other Person shall have any liabilities (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, partnership, limited partnership or limited liability company veil or any other theory or doctrine) of any nature whatsoever arising under, out of, in connection with or related in any manner to the items in the preceding clauses (a) through (d), it being expressly agreed and acknowledged that no liabilities whatsoever shall attach to, be imposed on or otherwise be incurred by any direct or indirect, past, present or future shareholder, equity holder, controlling person, member, partner (limited or general), manager, director, officer, employee, lender, financing source, Affiliate, agent or other representative of any Person or any Affiliate of such Person (collectively, with such Person’s assignees, successors and assigns, the “Related Persons”), through the Company, its Subsidiaries or otherwise, whether by or through attempted piercing of the corporate, partnership, limited partnership or limited liability company veil, by or through a claim by or on behalf of any party hereto, as applicable, by the enforcement of any assessment or by any legal or equitable actions, suits, claims, investigations or proceedings, by virtue of any Applicable Law, or otherwise. The Parties acknowledge and agree that the Related Persons are intended third-party beneficiaries of this Section 5.16. Nothing in this Agreement precludes the Parties or any Related Persons from exercising any rights under the Merger Agreement or any other agreement to which they are specifically a party or an express third-party beneficiary thereof, and nothing in this Agreement shall limit the liability or obligations of any Related Person under any other agreement to which they are specifically a party.

5.17            Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement of the Company’s third-party beneficiary rights under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned Parties has executed this Agreement on the date set forth in the introductory clause above.

CLEARWATER ANALYTICS HOLDINGS, INC.

By:
Name:
Title:

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[STOCKHOLDER]

By:
Name:
Title:
Address:
E-Mail Address:

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